ADVISORY SERVICE AGREEMENT

     THIS ADVISORY SERVICE AGREEMENT (the "Agreement'!) is made this i t 7 25th day of February 2001 by and between Super Boat International Productions, Inc. a Florida Corporation (the "Company") and, Performance Management "p, Inc., a a i Florida Corporation (the "Advisor").

     WHEREAS, Advisor and Advisor's personnel have experience in dvising corporate management, strategic planning, corporate development, financial accounting and forecasting, marketing, structuring investor relations programs, contract negotiations contract and performing general administrative duties for publicly-held companies aid developing state investment ventures; and

     WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual promises and conditions set r forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.Engagement. The Company hereby engages Advisor as of the date hereof and continuing until the termination as provided herein to provide or assist the Company with the following: review of existing financial reporting system; and provide a fully automated accounting system which will grow with the Company; attend e-commerce and

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other industry  conferences  and advise the Company on trends and strategies for the industry; provide a fully-developed e-commerce website for the Company-,!', negotiate or assist in the negotiation of source, distribution and marketing agreements; evaluate prospective sponsorships; negotiate and evaluate potential acquisitions; structure and negotiate financing with investors secured by the Company; assist in the preparation and completion of all Securities and Exchange Commission ("SEC") filings, including annual and quarterly reports, registration statements and any other SEC filings; assist in the preparation and completion of all press release and investor relations communications assist in the preparation and completion of a business plan and marketing Strategy; negotiate and structure asset acquisitions relative to the Company's growth; provide strategic planning and long term financial models for the growth of the Company; consult wit the Company on general business and financial issues; design and arrange public and investor relations agreements fox the Company, and oversee
the  financial   operations  of  the  Company  during  its   development   stage
(collectively the "Services"). All Services to be completed hereunder shall be worldwide.

2. Term. Unless sooner terminated in accordance with the termination provisions set forth in this Agreement, the term of this Agreement shall be for an initial term of (1) year commencing on the date hereof (the "Initial Term"), and shall be automatically

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renewed for an additional  term of (6) months,  unless at least thirty (30) dais prior to the end of the Initial Term either party shall advise the other of its desire to reincarnate this Agreement (the "Additional Term").

3. Time and Effort of Advisor Services. Advisor shall allocate such time and assign such of Advisor's personnel as it deems necessary to complete the Services to be provided under this Agreement. It is expressly understood that the amount of time may vary from day to day and from week to week. The Company agrees to provide any and all information and ordocuments reasonable requested by Advisor and/or Advisor's personnel to assist in the performance of the services required hereunder.

4. Limitation of Advisors Liability. In the absence of willful malfeafance, bad faith, negligence, or reckless disregard for the obligations and duties hereunder by Advisor, neither Advisor nor Advisor's personnel shall be liable to the Company or any of its subsidiaries, officers, directors or shareholders for any act or omission irk. the course of or connected with rendering the Services, including, but not limited to, losses that may be sustained in any corporate act in any subsequent business opportunity undertaken by the Company as a result of advice provided by Advisor or Advisor's personnel.:

5. Advisory Services Compensation.

     a) 750,000 shares of 144 stock with registration rights and unlimited piggry back rights,

     b) $100, 000.00 cash

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6. Costs and Expenses.  All third party costs and out-of-pocket exposes incurred by Advisor in excess of $1,000.00 shall be reimbursed to Advisor within ten (10) days of presentation of written notice to the Company. During the Initial Term and Additional Term, Advisor shall provide the Company with quarterly statements of the time, costs and out-of-pocket expenses incurred in performance of the Services.

7. Place os Services. The Services to be provided hereinunder shall be performed in such place as Advisor, in its sole discretion, deems is the best location for such Services and may include, but not be limited to the Advisor's offices, the Company's offices or such other location as requited for the particular service to be performed.

8. Independent Contractor. Advisor and Advisor's personnel will act as independent contractors in the performance of the Services under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employment and employer, between Advisor and Advisor's personnel and the Company. Neither Advisor nor Advisor's. personnel are authorized to eater into any agreements on behalf of the


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Company.  The  Company  expressly  retains  the right to  approve,  in its sole'
discretion, each opportunity introduced by Advisor, and to make all final decisions with respect to whether or not to accept or reject any business opportunity suggested or introduced by Advisor or Advisor's personnel.

9. Rejected Asset Opportunity or Business Opportunity, If, during Initial Term of this Agreement or the Additional Term, the Company elects not to proceed to acquire, participate or invest in any business opportunity identified and/or elected by Advisor or Advisor's personnel, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such business opportunity shall revert back to and become proprietary to Advisor, and Advisor shal be entitled to acquire or broker the y sale or investment in such rejected business opportunity for its own account, or submit such assets or business opportunity elsewhere- in such. event, Advisor shale be entitled to any and all profits or fees resulting from Advisor's purchase, referral or placement of any such rejected business opportunity, or the Company's subsequent purchase or financing with such business opportunity in circumvention of Advisor.

10. No Agency Express or Implied. This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor and Advisor's personnel and


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11.  Termination.  The Company and Advisor may terminate  this  Agreement at any time with mutual consent and either party name give notice of termination thirty
(30) days prior to the Additional Term. Failing such mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with. thirty (30) days written notice under the following conditions:

     (A) By the Company

          (1) If during the Initial Term of this Agreement or the Additional Term, Advisor is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness or other incapacity of Advisor's personnel; or,

          (2i) if Advisor willfully breaches or neglects the duties required to be performed hereunder.


     (B) By Advisor.

          (1) If the Company breaches this Agreement or fails to make any payments or provide information or documents required hereunder; or,


          (2) If the Company ceases business or sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or l into another corporation, or enters into such a transaction outside of

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          the scope of this Agreement,  or sells  substantially all f its assets to another corporation, entity or individual outside the scope of this Agreement; or,

          (3) If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of its business; or

          (4) If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditor, has instituted against it any bankruptcy proceeding for reorganization or rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or

          (5) If any of the disclosures made herein or subsequent hereto by the Company to Advisor are determined to be materially false or misleading

In the even either party elects to terminate for cause or this Agreement is terminated prior to the expiration of the Initial Term of if this Agreement is terminated by mutual written agreement, the Company shall be responsible to pay Advisor for unreimbursed expenses due hereunder.


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12. Indemnification.  Subject to the provisions herein, the Company eind Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including including without limitation, interest, penalties and attorney's fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the ether party to y this Agreement.

13. Remedies. Any and all remedies available hereunder shall be cumq. ative and nonexclusive and shall be in addition to any outer remedy to which the pares may be entitled. y

14. Miscellaneous.

     (A) Subsequent Events. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations that could compromise its efforts and obligations under this Agreement.

     (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

     (C) Further Actions and .Assurances. At any time and from time; to time, each party agrees, at its or their expense, to take actions arid to execute and deliver documents as may be reasonably necessary to effectuate the purpose of this Agreement;

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     (D) Waiver. Any failure of any party to this Agreement to comfy with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time of tire provision of this Agreement shall in no way be construe to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach. of or noncompliance with this Agreement shall be new to be a waiver of any otner or subsequent breach or noncompliance

     (E) Assignment. Neither this Agreement nor any right created ~y it shall be assignable by either party without the prior written consent of the other,

     (F) Notices. Any notice or other communication required or prmitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mail for transmittal be certified or registered mail, postage prepaid, or when deposited with a recognized courier service for transmittal, or when sent by facsimile transmission and such transmission is evidenced by log as satisfactory transmitted, and in each case provided that the communication is addressed:

     (1) In the case of the Advisor: Performance Management Group, Inc.
                                     6620 N.W. 74th Dr.
                                     Parkland, FL 33067
                                     Tele: (954) 389-4761
                                     Attention: Michael Campbell

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                                    Page Ten

     (2) In the case of Company:  Super Boat International Productions, Inc.
                                  1323 20th Terrace
                                  Key West, FL 33040
                                  Tele: (305) 296-6160
                                  Fax: (305) 296-9770
                                  Attention: John Carbonell

or to such other person or address designated in writing by the Company c advisor to receive notice and served on the other party in accordance with this section.

     (G) Headings. The section and subsection headings .in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation

     (H) Governing Law. This Agreement was negotiated arid its being contracted for in Florida, and shall be governed by the laws of the State of Florida. The parties expressly agree to venue in Broward County, Florida for any and all action commenced relative to this Agreement

     (I) Binding  Effect.  This Agreement shall be binding upon the *lies hereto
     and  inure  to  the  benefit  of  the  parties,   their  respective  heirs,
     administrators, executors, successors, and assigns.

     (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement.


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     (K)   Severability.   If  any  party  of  this   Agreement   is  deemed  to
     bunenforceable the balance of the Agreement shall remain in full force and effect. i

     (L) Counterparts. A. facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously ire two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one aid the same instrument. The executed copy of this Agreement shall be valid and binding upon a party when transmitted by facsimile to the other party. At the request of any party hereto, all parties agree to execute an original of this Agreement, as well as, any facsimile telecopy :r 4 or other reproduction hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

/s/ Michael Campbell                   /s/ John Carbonell
--------------------                   ------------------
Michael Campbell                       John Carbonell
Performance Management Group           SuperBoat International Productions, Inc.